Other Income-Net (Tables)	12 Months Ended
Mar. 31, 2021
Barkbox Inc [Member]
Summary of Other income As follows
Other income—net consisted of the following:

	Fiscal Year Ended March 31,
	2021	2020	2019
Other income — net:
Other income	$267	$583	$182
Change in fair value of preferred share warrants	(6)	3	(6)
Change in fair value of derivative liability	(925)	93	32
Settlement claim	795	—	—

	$131	$679	$208